ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term.  Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets. ARMOUR RESIDENTIAL REIT, Inc. Company Update 2/14/18

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the company believes to be reliable as of today's date unless otherwise indicated, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED. 2

NIM Breakdown 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 ARMOUR Key Metrics Market Date 11/30/17 12/31/17 1/31/18 Common Stock Price $25.29 $25.72 $23.41 Estimated Book Value $26.37 $26.62 $25.84 Common Shares Outstanding(1) 41,876,625 41,877,404 41,877,404 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 6,158,243 6,262,395 6,369,269 Asset Balance Sheet Duration 3.78 3.51 3.89 Hedge Balance Sheet Duration (2.61) (2.71) (3.05) Net Balance Sheet Duration 1.17 0.80 0.84 Leverage(2) 5.8 5.7 5.8 Rates DV01 $1,160,000 $813,000 $888,000 Spread DV01 $5,251,000 $5,346,000 $5,633,000 FNCL 3.5 Price 102.56 102.75 101.06 FNCI 3.0 Price 101.89 101.91 100.52 10 Yr Treasury Yield 2.41% 2.41% 2.71% 5 Year OIS Swap Rate 1.93% 1.96% 2.28% 10 Year OIS Swap Rate 2.10% 2.07% 2.38% (1) Share count data includes dilutive common stock equivalents. (2) Leverage does not include TBA dollar rolls or forward settling transactions. ARMOUR invests in and manages a leveraged portfolio of mortgage-backed securities and mortgage-related assets. Asset Yield Cost of Funds NIM 3

ARMOUR Overview

Capitalization

- Total Capitalization of $1,295.8 million composed of:
  - Estimated book value of common stock of $1,082.1 million.
  - Preferred stock par value of $213.7 million.

Common Stock Dividend Policy

- ARMOUR pays common stock dividends monthly.
- Dividends are typically announced on a monthly basis.
- Since inception, ARR has paid out $1.30 billion in dividends through January 2018.(1)

Shareholder Alignment

- $250 million in share repurchases between May 2013 and December 2015.
- $123 million additional "return of capital" to shareholders between 2013 and 2015.
- Senior management made open market purchases of $2.2 million of stock in 2016/17.

Transparency and Governance

- Updated portfolio and liability details can be found at **www.armourreit.com.**
- Agency premium amortization is expensed monthly as it occurs.(2)
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman and separate Lead Independent Director.

ARMOUR REIT Manager

- ARMOUR REIT is externally managed by ARMOUR Capital Management LP.

(1) Includes both common and preferred stock dividends.
(2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology

ARMOUR RESIDENTIAL REIT

Information as of 1/31/18.

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ARMOUR Balance Sheet Metrics • ARMOUR invests in mortgage securities. Allocation of equity in repo is: ◦ 61.8% in Agency securities. ◦ 38.0% in Credit Risk and Non-Agency securities. ◦ 0.2% in US Treasuries. Equity Allocation Duration Leverage Information as of 1/31/18. 5 (1) Leverage does not include TBA dollar rolls or forward settling transactions. Hedging Liquidity • 5.8x estimated shareholder's equity.(1) ◦ $7.6 billion in net REPO borrowings. • $691.1 million in total liquidity. ◦ $316.0 million in cash. ◦ $375.1 million in unlevered securities. • $6.5 billion in interest rate swaps. ◦ 69.6% of Agency fixed rate and TBA assets hedged. ◦ 94.8% of Agency fixed rate asset repurchase agreements hedged. • 0.84 net balance sheet duration. ◦ 3.89 gross asset duration. ◦ -3.05 hedge duration

ARMOUR Portfolio

Securities	% of Portfolio		Current Value (millions)	Weighted Average Book Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration
ARMs & Hybrids	0.6%	$	63.5	104.7%	103.4%	2.87/3.51	1.09
Agency Multifamily Ballooning in 120 Months or Less	17.1%	$	1,779.6	102%	100.9%	3.15/4.36	6.04
Fixed Rates Maturing Between 0 and 180 Months	13.8%	$	1,438.5	105.1%	103.5%	3.81/4.28	3.70
Fixed Rates Maturing Between 181 and 240 Months	0.3%	$	28.2	108.9%	105.6%	4.42/5.02	4.05
Fixed Rates Maturing Between 241 and 360 Months	36.1%	$	3,753.3	105.1%	103.0%	3.87/4.37	4.86
Agency Interest-Only	0.2%	$	25.8	18.4%	19.8%	4.85/5.37	-3.08
US Treasuries	1.0%	$	99.3	99.5%	99.3%	2.38 / N/A	4.68
Agency & US Treasury Portfolio	**69.2%**	**$**	**7,188.1**	**103.9%**	**102.3%**	**3.67/4.35**	**4.86**
15Y TBA	3.4%	$	355.6	101.9%	101.6%	N/A	3.82
30Y TBA	18%	$	1,868.9	104.7%	103.8%	N/A	3.55
TBA Portfolio	**21.4%**	**$**	**2,224.5**	**104.3%**	**103.5%**	**N/A**	**3.59**
Legacy Non-Agency Assets	0.8%	$	86.0	76%	85.8%	5.44/4.68	3.25
New Issue Prime Fixed	0.2%	$	18.4	94.4%	97.5%	3.69/3.97	5.31
Credit Risk Transfer	8.4%	$	871.2	98.6%	114.3%	6.06/4.06	-2.70
Non-Agency Portfolio	**9.4%**	**$**	**975.6**	**96.5%**	**111.5%**	**5.96/4.11**	**-2.02**
Total Portfolio	**100%**	**$**	**10,388.2**	**102.4%**	**102.4%**	**3.96/4.36**	**3.94**

Information as of 1/31/18. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

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ARMOUR Hedge Portfolio Information as of 1/31/18. Some totals may not foot due to rounding. Interest Rate Swaps Remaining Term (Months) Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate 0-12 4 $ 50.0 0.92 13-24 22 $ 550.0 1.21 25-36 29 $ 675.0 1.48 37-48 36 $ 1,000.0 2.06 49-60 — $ — — 61-72 65 $ 1,825.0 1.95 73-84 81 $ 700.0 2.02 85-96 — $ — — 97-108 106 $ 1,250.0 1.95 109-120 120 $ 450.0 2.29 Total/Weighted Ave. 66 $ 6,500.0 1.88 7

ARMOUR Repo Composition

	Repo Counter-Party		Principal Borrowed (millions)	Percentage of Repo Positions with ARMOUR	Weighted Average Original Term in Days	Weighted Average Remaining Term in Days
1	ABN AMRO Bank N.V.	$	379.1	5.0%	53	23
2	RBC Capital Markets	$	353.5	4.7%	90	42
3	Mitsubishi UFJ Securities (USA), Inc.	$	320.1	4.2%	70	21
4	Wells Fargo Securities	$	306.2	4.0%	31	12
5	The Bank of Nova Scotia	$	302.9	4.0%	49	24
6	FHLB - Cincinnati	$	300.4	4.0%	1	1
7	JVB Financial Group LLC	$	298.8	3.9%	92	13
8	ING Financial Markets LLC	$	297.8	3.9%	30	30
9	Natixis Financial Products LLC	$	278.1	3.7%	90	42
10	Merrill Lynch, Pierce, Fenner & Smith Inc.	$	197.9	2.6%	75	31
11	Citigroup Global Markets Inc.	$	152.8	2.0%	51	23
12	Royal Bank of Canada	$	113.7	1.5%	31	15
13	J.P. Morgan Securities LLC	$	103.8	1.4%	57	17
14	Barclays Capital Inc.	$	97.7	1.3%	31	13
15	Goldman, Sachs & Co.	$	97.5	1.3%	62	13
16	Mirae Asset Securities (USA) Inc.	$	85.5	1.1%	90	41
17	KGS-Alpha Capital Markets, L.P.	$	79.7	1.1%	60	16
18	Daiwa Securities America Inc.	$	78.9	1.0%	62	13
19	Societe Generale	$	74.5	1.0%	31	13
20	Wells Fargo Bank, N.A.	$	73.4	1.0%	31	15
21	E D & F Man Capital Markets Inc.	$	72.2	1.0%	90	42
22	MUF Securities EMEA	$	72.1	1.0%	32	13
23	Citibank, N.A.	$	60.0	0.8%	61	26
24	ICBC Financial Services LLC	$	55.0	0.7%	31	26
25	BNP Paribas Securities Corp.	$	53.8	0.7%	30	18
26	Nomura Securities International, Inc.	$	46.9	0.6%	60	12
27	Mizuho Securities USA Inc.	$	46.8	0.6%	62	13
28	Morgan Stanley & Co. LLC	$	43.4	0.6%	30	17
29	The Bank of New York Mellon	$	40.9	0.5%	31	8
30	UBS Securities LLC	$	29.6	0.4%	32	15
	Total or Weighted Average not Affiliated with ARMOUR	**$**	**4,513.0**	**59.6%**	**55**	**22**
31	BUCKLER Securities LLC	$	3,061.2	40.4%	82	38
	Total or Weighted Average Repo Positions	**$**	**7,574.3**	**100.0%**	**66**	**29**

Weighted Average Repo Rate	1.69%
Weighted Average Haircut	6.03%

Information as of 1/31/18.
Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

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9 Monthly Portfolio CPR Since 2017 15 10 5 0 Jan ua ry 20 17 Fe bru ary 20 17 Ma rch 20 17 Ap ril 20 17 Ma y 2 01 7 Jun e 2 01 7 Jul y 2 01 7 Au gu st 20 17 Se pte mb er 20 17 Oc tob er 20 17 No ve mb er 20 17 De ce mb er 20 17 Jan ua ry 20 18 10.7 7.3 6.1 7.8 5.8 7.4 7.5 6.8 7.0 6.2 8.6 6.2 7.0 January 2018 Agency Asset CPR 30 25 20 15 10 5 0 AR Ms & Hy bri ds 10 & 15 Ye ar Pa ss- Th rou gh s 20 Ye ar Pa ss- Th rou gh s 25 & 30 Ye ar Pa ss- Th rou gh s Ag en cy Mu ltif am ily Ag en cy IO Po rtf oli o A ve rag e 18.2 8.8 23.7 9.1 — 13.4 7.0 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR Portfolio Constant Prepayment Rates ("CPR")

www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340